UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): March 7, 2006

                         ADDISON-DAVIS DIAGNOSTICS, INC.
               (Exact name of registrant as specified in charter)


          Delaware                     000-25022                  800103134
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

               143 Triunfo Canyon Road Westlake Village, CA 91361
       Registrant's telephone number, including area code: (805) 494-7838

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
              1065 Avenue of the Americas New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations.

Item 1.01 - Entry into a Material Definitive Agreement.

On March 7, 2006, we entered into a Distribution Agreement with K&E Logistics & Services and Renco Corp. (the "Distributors") pursuant to which the Distributors agreed to make our DrugStop drug-test product available to the United States Federal Government via the General Service Administration (GSA) Federal Supply Schedule Programs. A copy of the Distribution Agreement has been filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

On March 24, 2006, we issued a press release announcing the entry into the aforementioned material definitive agreement. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            Exhibit
            Number      Description
            --------------------------------------------------------------------
            10.1        Distribution Agreement by and between Addison-Davis
                        Diagnostics, Inc., K&E Logistics & Services and
                        Renco Corp.
            99.1        Press Release of Addison-Davis Diagnostics, Inc. dated
                        as of March 24, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ADDISON-DAVIS DIAGNOSTICS, INC.


Date: March 24, 2006                      /s/ Fred De Luca
                                          ----------------
                                          Fred De Luca
                                          Secretary and
                                          Chairman